Exhibit 99.1

STARBORN - 1 Clinical Trial Interim Update November 19, 2025

Forward Looking Statements 2 Statements contained in this presentation regarding matters that are not historical facts are "forward looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 . Protara may, in some cases, use terms such as “predicts,” “believes,” “potential,” “proposed,” “continue,” “designed,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should” or other words or expressions referencing future events, conditions or circumstances that convey uncertainty of future events or outcomes to identify these forward - looking statements . Such forward - looking statements include but are not limited to, statements regarding Protara’s intentions, beliefs, projections, outlook, analyses or current expectations concerning, among other things : Protara’s business strategy, including its development plans for its product candidates and plans regarding the timing or outcome of existing or future clinical trials ; statements related to expectations regarding interactions with the U . S . Food and Drug Administration (FDA) ; Protara’s financial position ; statements regarding the anticipated safety or efficacy of Protara’s product candidates ; and Protara’s outlook for the remainder of the year and future periods . Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward - looking statements . Factors that contribute to the uncertain nature of the forward - looking statements include : risks that Protara’s financial guidance may not be as expected, as well as risks and uncertainties associated with : Protara’s development programs, including the initiation and completion of clinical trials and the timing of required filings with the FDA and other regulatory agencies ; general market conditions ; changes in the competitive landscape ; changes in Protara’s strategic and commercial plans ; Protara’s ability to obtain sufficient financing to fund its strategic plans and commercialization efforts ; having to use cash in ways or on timing other than expected ; the impact of market volatility on cash reserves ; failure to attract and retain management and key personnel ; the impact of general U . S . and foreign, economic, industry, market, regulatory, political or public health conditions ; and the risks and uncertainties associated with Protara’s business and financial condition in general, including the risks and uncertainties described more fully under the caption “Risk Factors” and elsewhere in Protara's filings and reports with the United States Securities and Exchange Commission . All forward - looking statements contained in this presentation speak only as of the date on which they were made and are based on management's assumptions and estimates as of such date . Protara undertakes no obligation to update any forward - looking statements, whether as a result of the receipt of new information, the occurrence of future events or otherwise, except as required by law . © 2025 Protara Therapeutics. All Rights Reserved – Do Not Copy or Distribute. |

Agenda



Jesse Shefferman
Co-founder, Director,
Chief Executive Officer



Jacqueline Zummo, PhD
Co-founder, Senior Vice President,
Chief Scientific Operations Officer



Jesse G.A. Jones, MD
University of Alabama – Department of Neurosurgery and Radiology, and STARBORN-1 study investigator

Introduction
- LMs opportunity
- Executive Summary

Jesse Shefferman

TARA-002 in Lymphatic Malformations
- TARA-002 MOA
- Interim STARBORN-1 Data
- OK-432 Data Review

Jacqueline Zummo, PhD

KOL Discussion
Jesse, G.A. Jones, MD

Closing Remarks
Jesse Shefferman

Q&A
All

PROTARA THERAPEUTICS

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Robust De-Risked Pipeline with Multiple Upcoming Opportunities

	Indication	Pre-Clinical	Phase 1	Phase 2	Phase 3
ONCOLOGY					
TARA-002	NMIBC BCG-Naïve†	**ADVANCED-2** (Cohort A) Fully enrolled			
	NMIBC BCG-Unresponsive	**ADVANCED-2** (Cohort B)			
TARA-002 Systemic Priming	NMIBC BCG-Naïve	**ADVANCED-2** (Cohort C)*			
TARA-002 Systemic Priming + maintenance	NMIBC BCG-Naïve	**ADVANCED-2** (Cohort D)*			
TARA-002 Combination	NMIBC All-comers				
RARE DISEASES					
IV CHOLINE	Choline for parenteral support (PS) patients**	**THRIVE-3**			
TARA-002	Lymphatic Malformations (LMs)***	**STARBORN-1**			

*Currently in pre-clinical studies to define dosing and, once protocol is confirmed, expect to initiate P2 trial cohort.
**Granted Orphan Drug Designations by the U.S. FDA for the prevention and/or treatment of choline deficiency in patients on long-term PN and Fast Track Designation as a source of choline when oral or enteral nutrition is not possible, insufficient, or contraindicated.
***TARA-002 granted Rare Pediatric Disease designation by the U.S. FDA and orphan drug designation by the European Commission for the treatment of LMs.
†Trial also includes BCG-Exposed patients.

PROTARA THERAPEUTICS

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LMs Represent a Significant Pediatric Rare Disease Opportunity with No Currently Approved Therapies



Lymphatic Malformations (LMs) are rare, non-malignant, congenital malformations of lymphatic vessels resulting in the failure of these structures to connect or drain into the venous system[1]

LMs are diagnosed in early childhood and can cause significant morbidity affecting breathing, swallowing, feeding, and speaking[2]

Macrocystic LMs


TARA-002

Large cysts >1-2 cm diameter, well-defined fluid-filled spaces

Microcystic LMs



Small, infiltrative lesions with tiny cystic spaces

Mixed Cystic


TARA-002

Combination of both macro and microcystic components

TARA-002 has the potential to treat macrocystic and mixed cystic LMs, which most often are present in the head and neck region

PROTARA THERAPEUTICS

[1]Brouillard P, et al. J Clin Invest. 2014;124:898-904.; [2]Ha J, et al. Curr Ped Rev. 2014;10:238-248

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Bringing the First FDA-approved Therapy to Market for Macrocystic and Mixed Cystic LMs Provides a Significant Rare Disease Opportunity


Lymphatic Malformations
Incidence: 1,400-1,800 LM cases per year[1]
Microcystic[2]
~21%
Not a target for TARA-002
Mixed[2]
~32%
Macrocystic[2]
~47%
Prevalence Seeking Treatment
~20,000 patients

Unmet Medical Need

No FDA approved therapies for macro- and mixed cystic LMs

Current treatment options include:

- **Surgical excision** with a high complication rate including infection, scarring or nerve injury, as well as a high recurrence rate
- **Unapproved, off-label use of sclerosants**, which have various side effects and carry the risk of serious side effects for pediatric patients

PROTARA THERAPEUTICS

[1]Internal company estimates; [2] Hyvonen H, et al. Journal of Ped Surgery 2022

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Executive Summary: TARA-002 Provides a De-Risked Opportunity for a Significant Unmet Need

TARA-002 HAS ROBUST SUPPORTING CLINICAL DATA IN LMS FROM PREDECESSOR COMPOUND, OK-432

- OK-432 has shown strong safety and efficacy results in 500+ U.S. pediatric LMs patients in University of Iowa-led study
- Approved in Japan as standard of care for LMs for 30 years

STARBORN-1 DATA INDICATE TARA-002 HAS COMPARABLE SAFETY & EFFICACY TO OK-432

- 100% of evaluable patients achieved clinical success
- TARA-002 demonstrated favorable safety and tolerability profile with no serious adverse events reported

HIGH UNMET NEED WITH POTENTIAL TO TREAT OTHER MAXILLOFACIAL CYSTS

- Granted Rare Pediatric Disease Disorder (RPDD) in 2021
- Historical literature and patient experience show TARA-002 may also be effective in treating other maxillofacial cysts

PROTARA THERAPEUTICS

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LMs Overview & TARA - 002 MOA © 2025 Protara Therapeutics. All Rights Reserved – Do Not Copy or Distribute. | 8

© 2025 Protara Therapeutics. All Rights Reserved – Do Not Copy or Distribute. | 9 TARA - 002 is an Investigational, Genetically Distinct Strain of Streptococcus Pyogenes that is Inactivated While Retaining its Immune - Stimulating Properties First Immune Response Further Recruitment of Immune Cells Breakdown of the Lymphatic Lining Lymphatic Fluid Aspiration TARA - 002 Injection

© 2025 Protara Therapeutics. All Rights Reserved – Do Not Copy or Distribute. | 10 Following the Immune Cascade Triggering Vessel Collapse, the Formation of Mature Fibrous Tissue Prevents Cyst Recurrence Improved Fluid Drainage Fibrotic Adhesion Healing and Tissue Remodeling Vessel Collapse and Long - Term Stabilization Lymphatic Fluid Drainage

TARA - 002 IN LMS Interim STARBORN - 1 Data Update and OK - 432 Data Review

Phase 2 STARBORN-1 Trial

STARBORN-1 is a Single Arm, Open-Label Safety and Efficacy Study of TARA-002 in Pediatric Patients with Macrocystic & Mixed-cystic LMs (N=29)

- Patients receive up to four injections of TARA-002 spaced approximately six weeks apart
- DMC review with FDA for each safety lead-in cohort before expansion and age de-escalation
- ***Clinical Success*** **is defined as the proportion of patients who have either a <u>complete response</u> (90 - 100% reduction from baseline in total LM volume) or <u>substantial response</u> (60% - 90% reduction)**



Phase 2a: Safety Lead-In
Phase 2b: Expansion
6 years to < 18 years
2 years to < 6 years
6 months to < 2 years
DMC Review
Enroll N = 3
Expansion
Age De-escalation
DMC Review
Enroll N = 3
Expansion
Age De-escalation
DMC Review
Enroll N = 3
Expansion
Enroll N = 20

CT.gov identifier: NCT05871970

PROTARA THERAPEUTICS

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STARBORN-1 Interim Results: TARA-002 Demonstrated Clinical Success in 80% of Patients that Completed Treatment and 100% of Evaluable Patients

80% CLINICAL SUCCESS RATE AT 8-WEEKS POST-TREATMENT*



80%
10%
70%
20%
N = 10
Withdrew
Complete Response
Substantial Response

100% CLINICAL SUCCESS RATE AT 8-WEEKS POST-TREATMENT IN EVALUABLE PATIENTS^



100%
12%
88%
N = 8
Complete Response
Substantial Response

2 Patients withdrew before 8-week post-treatment assessment

- 1 participant was mis-diagnosed and had a rare form of cancer and did not respond to treatment
- 1 participant dropped out after achieving a marked resolution of the LM: received 2 doses (160 ml aspiration at first dose reduced to 10 ml aspiration at second dose)

Response was assessed via central imaging (MRI or CT) or via Investigator assessment (physical exam, visual inspection and ultrasound). Clinical success is defined as complete (90-100% reduction) or substantial (60-90% reduction) response of the cyst from baseline in total LM volume.
Note: Response assessment includes all patients who have completed treatment; Excludes 2 subjects who are still in treatment
*Patients who received at least one intracystic injection of the study intervention.
^ Patients who completed the 8-week post-treatment assessment.

PROTARA THERAPEUTICS Data cut-off: 12-Nov-2025

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STARBORN-1 Interim Results: Evaluable Patients Across Cyst Types



STRONG RESPONSE ACROSS CYST TYPES IN EVALUABLE POPULATION:
MACROCYSTIC LMs, MIXED CYSTIC LMs, RANULAS
100%
17%
83%
100%
100%
Macrocystic LMs (N = 6)
Mixed cystic LMs (N = 1)
Ranula (N = 1)
Complete Response
Substantial Response

- **2** patients have reached the 32-weeks post-treatment assessment and remain disease free
- One patient deemed a complete response was subsequently diagnosed with a ranula (a different type of maxillofacial cyst from LMs)

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STARBORN - 1 Interim Results: Clinical Response Overview Assessment of Response 8 Weeks after Last Injection Number of Doses of TARA - 002 Age LM Type Cohort / Patients* Ph2a: 6 - 18 years Complete Response 1 14 Ranula ( Dx’d macro)** 1 Complete Response 1 12 Mixed cystic 2 Withdrew 3 15 Mis - diagnosed cancer 3 Ph2a: 2 - 6 years Complete Response 1 4 Macrocystic 1 Complete Response 1 4 Macrocystic 2 Complete Response 2 3 Macrocystic 3 Complete Response 2 2 Macrocystic 4 Ph2b Expansion: 6 - 18 years Substantial Response 2 6 Macrocystic 1 Complete Response 4 8 Macrocystic 2 Withdrew – Demonstrated a Notable Resolution of the LM 2 15 Macrocystic 3 Response was assessed via central imaging (MRI or CT) or via Investigator assessment (physical exam, visual inspection and ul tra sound). Clinical success is defined as complete (90 - 100% reduction) or substantial (60 - 90% reduction) response of the cyst from baseline in total LM volu me. *Excludes 2 patients who are still in treatment; **Later diagnosed as a Ranula patient © 2025 Protara Therapeutics. All Rights Reserved – Do Not Copy or Distribute. | 15 Data cut - off: 12 - Nov - 2025

© 2025 Protara Therapeutics. All Rights Reserved – Do Not Copy or Distribute. | 16 TARA - 002 Has a Favorable and Well - Tolerated Safety Profile Grade 4/5  Grade 3  Grade 2  Grade 1  Any Grade  Number of Patients, N = 12 0 (0.0) 1 (8.3) 6 (50.0) 8 (66.7) 8 (66.7) TEAEs, n (%)  0 (0.0) 1 (8.3) 4 (33.3) 7 (58.3) 7 (58.3) Related TEAEs, n (%)  Related TEAEs >10%, n (%)  0 (0.0) 1 (8.3) 2 (16.7) 0 (0.0) 3 (25.0) Swelling 0 (0.0) 0 (0.0) 1 (8.3) 2 (16.7) 3 (25.0) Fatigue 0 (0.0) 0 (0.0) 0 (0.0) 2 (16.7) 2 (16.7) Headache 0 (0.0) 0 (0.0) 0 (0.0) 2 (16.7) 2 (16.7) Injection site pain 0 (0.0) 0 (0.0) 0 (0.0) 2 (16.7) 2 (16.7) Injection site rash 0 (0.0) 0 (0.0) 0 (0.0) 2 (16.7) 2 (16.7) Pyrexia 0 (0.0) 0 (0.0) 0 (0.0) 0 (0.0) 0 (0.0) AESIs, n (%)  0 (0.0) 0 (0.0) 0 (0.0) 0 (0.0) 0 (0.0) Serious TEAEs, n (%)  0 (0.0) 0 (0.0) 1 (8.3) 0 (0.0) 1 (8.3) R elated TEAEs leading to study drug withdrawal, n (%)  • Most AEs were mild to moderate. • No SAEs or AESIs have occurred to date. • Related AEs and systemic reactions are in line with typical systemic responses to bacterial immunopotentiation and the established safety profile of OK - 432. AESI = adverse event of special interest; TEAE = treatment emergent adverse event Data cut - off: 12 - Nov - 2025

TARA - 002 Demonstrated Meaningful Results in LMs Patients Treated in the STARBORN - 1 Study BEFORE AFTER BEFORE AFTER 17 Medical photography from 2 patients pre - and post - treatment with TARA - 002 in STARBORN - 1 trial

Robust Clinical Results from OK-432[1], Predecessor to TARA-002

University of Iowa study results

69% CLINICAL SUCCESS‡ IN IMMEDIATE TREATMENT GROUP 6 MONTHS AFTER ENROLLMENT



ITT: Observations 6 Months After Enrollment
69%
P < 0.0001
7.5%
Immediate Treatment Group (N=110)
Delayed Treatment Group Pre-Treatment** (N=40)

- During this same period, 7.5% of patients in the delayed treatment group experienced spontaneous regression of LM
- Treatment: 1-4 injections at 8-week intervals max of 0.2mg/session (2KE)

84%* CLINICAL SUCCESS‡ IN PATIENTS WITH MACROCYSTIC LESION TYPES



Complete or Substantial Response by Radiographically Confirmed Lesion Type**
Substantial Response
Complete Response
84%
22%
62%
60%
32%
28%
0%
Macrocystic LMs (n=77)
Mixed (n=47)
Microcystic LMs (n=14)

- Patients with radiographically confirmed macrocystic lesions had the greatest chance for clinical success
- In those patients with mixed lesions, clinical success was still achieved

‡ Clinical Success was defined as complete or substantial response.
*Reflects data prior to dosing with OK-432. After dosing, the clinical success rate was 66%, which was not statistically different from the Immediate Treatment Group.
**Results were analyzed by lesion type across all treatment groups.
[1]Results based on retrospective analysis of source verified data that included the full dataset of subjects enrolled in randomized study between January 1998 and August 2005, including data in the published study (Smith et al. 2009) which included subjects enrolled between January 1998 and November 2004.

PROTARA THERAPEUTICS

[1]TARA-002 is developed from the same master cell bank as OK-432

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18

Robust Clinical Results from OK - 432 1 , Predecessor to TARA - 002 © 2025 Protara Therapeutics. All Rights Reserved – Do Not Copy or Distribute. | 19 Completed clinical study of OK - 432 in U.S. suggests effectiveness with strong support for safety profile BEFORE AFTER BEFORE AFTER BEFORE AFTER BEFORE AFTER 1 TARA - 002 is developed from the same master cell bank as OK - 432 University of Iowa study results

KOL Discussion Jesse G.A. Jones, M.D., University of Alabama – Department of Neurosurgery and Radiology, and STARBORN - 1 study investigator © 2025 Protara Therapeutics. All Rights Reserved – Do Not Copy or Distribute. |

Closing Remarks

Q&A 22 Jesse Shefferman Co - founder, Director, Chief Executive Officer Jacqueline Zummo, PhD Co - founder, Senior Vice President, Chief Scientific Operations Officer Jesse G.A. Jones, MD University of Alabama – Department of Neurosurgery and Radiology, and STARBORN - 1 study investigator

Thank you!

APPENDIX

© 2025 Protara Therapeutics. All Rights Reserved – Do Not Copy or Distribute. | 25 STARBORN - 1 Interim Results: Demographics and Baseline Characteristics Two patients who were initially diagnosed with macrocystic LMs at baseline had a change in diagnosis of their target cyst (po st - treatment): One had a change in diagnosis to a ranula. Another had a change in diagnosis to low grade mucoepidermoid carcinoma. Data cut - off: 12 - Nov - 2025 N = 12 8.3 (4.77) Age, mean (years) 6 (50.0) Sex, female, n/N (%) 9 (75.0) Race, white, n/N (%) 8 (66.7) Ethnicity, not Hispanic, n/N (%) Lymphatic Malformation Type, n/N (%) 11 (91.7) Macrocystic 1 (8.3) Mixed cystic de Serres Stage, n/N (%) 3 (25.0) I 2 (16.7) II 6 (50.0) III 1 (8.3) M